UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 2, 2012

THE MCGRAW-HILL COMPANIES, INC.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

1221 Avenue of the Americas, New York, New York 10020

(Address of Principal Executive Offices) (Zip Code)

(212) 512-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Election of Directors; Compensatory Arrangements of Certain Officers.

On June 27, 2012, the Board of Directors of The McGraw-Hill Companies, Inc. (the “Company”), acting on the recommendation of its Nominating and Corporate Governance Committee, elected Charles E. Haldeman, Jr. to serve as Director of the Company, effective July 2, 2012.

Item 5.03	Amendment to By-Laws.

In connection with the election of Mr. Haldeman to the Board of Directors, on June 27, 2012 the By-Laws of the Company were amended to increase the number of Directors constituting the Board of Directors from twelve (12) to thirteen (13).

Item 9.01	Exhibits.

(3)	Amendment to the Company’s By-Laws, dated June 27, 2012.

(99)	Press Release, dated July 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE McGRAW-HILL COMPANIES, INC.

/s/ Kenneth M. Vittor
By:	Kenneth M. Vittor
Executive Vice President and
General Counsel

Dated: July 2, 2012

INDEX TO EXHIBITS

Exhibit Number

(3)	Amendment to Company’s By-Laws, dated June 27, 2012.

(99)	Press Release, dated July 2, 2012.